SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 28, 2014
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area
code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On March 28, 2014, Sally Beauty Holdings, Inc. issued the news release attached hereto as exhibit 99.1 regarding an update on the data security incident involving its Sally Beauty Supply LLC network. The contents of such news release are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	News release regarding an update on the data security incident involving the Sally Beauty Supply LLC network, issued by Sally Beauty Holdings, Inc. on March 28, 2014

All of the information furnished under Items 7.01 and 9.01 of this Report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

March 28, 2014	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President,
General Counsel and Secretary

Exhibit Number	Description

99.1	News release regarding an update on the data security incident involving the Sally Beauty Supply LLC network, issued by Sally Beauty Holdings, Inc. on March 28, 2014